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                              Forward Funds, Inc.
                                (the "Company")

                      Forward Garzarelli U.S. Equity Fund
                 Forward Hansberger International Growth Fund
                     Forward Hoover Small Cap Equity Fund
                  Forward Uniplan Real Estate Investment Fund

                      Supplement dated September 25, 2002

                     (to the Prospectus dated May 1, 2002)

Effective October 1, 2002, the first paragraph under the heading "Dividends and Taxes" found on page 41 of the Prospectus will be revised as follows:

The Forward Garzarelli U.S. Equity, Forward Hansberger International Growth and Forward Hoover Small Cap Equity Funds expect to pay dividends of net investment income and capital gain distributions annually. The Forward Uniplan Real Estate Investment Fund expects to declare and pay income dividends monthly and capital gain distributions annually. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call our shareholder services group at (800) 999-6809 or write us at Forward Funds, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184.


FFPROSUP 9/02